EXHIBIT 10.12

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of March 24, 2004, is entered into by and between CAREDECISION CORP., a Nevada corporation, with headquarters located at 2660 Townsgate Road, Suite 300, Westlake Village, CA  91361 (the “Company”), and the undersigned (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Buyer wishes to purchase from the Company, upon the terms and subject to the conditions of this Agreement, a Secured Convertible Promissory Note in the principal amount of $700,000 (herein, the “Securities”) convertible into shares of common stock, $.08, par value (the “Common Stock”);

WHEREAS, in order to induce the Buyer to purchase the Securities, the Company desires to enter into this Agreement and make the representations, warranties and covenants contained herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.        AGREEMENT TO PURCHASE.

(a)     Purchase.  The undersigned hereby agrees to purchase from the Company the Securities for an aggregate purchase price of $700,000.

(b)     Form of Payment.  The Buyer shall pay the purchase price for the Securities by wiring (net of applicable fees) immediately available good funds in United States Dollars as directed by the Company.

(c)     Equity Incentive.  In order to induce Buyer to purchase the Securities, the Company shall issue to Buyer on the date hereof 1,000,000 shares of its Common Stock (herein the “Incentive Shares”).  Buyer agrees not to sell or otherwise dispose of the Incentive Shares before the one (1) year anniversary of the date of this Agreement.

2.        BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

(a)     Without limiting the Buyer’s right to sell Common Stock pursuant to the Registration Statement (as defined below), the Buyer is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

(b)     The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Shares (as that term is defined below);

(c)     All subsequent offers and sales of the shares of Common Stock pledged as security for the above-referenced promissory note or issuable upon conversion of the Securities (herein, collectively referred to as the “Shares”) by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

(d)     The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities;

(e)     The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.  Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company’s (1) Quarterly Reports on Form 10-QSB for the three fiscal quarters ended _______________; and (2) Annual Report on Form 10-KSB for the fiscal year ended ___________________ (the “Company’s SEC Documents”).

(f)     The Buyer understands that its investment in the Securities involves a high degree of risk;

(g)     The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

(h)     This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

3.        COMPANY REPRESENTATIONS, ETC.

The Company represents and warrants to the Buyer that:

(a)     Concerning the Common Stock.   There are no preemptive rights of any stockholder of the Company, as such, to acquire the Company’s  Common Stock.

(b)     Reporting Company Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company.  The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Common Stock is listed and traded on the NASDAQ/OTC Bulletin Board.

(c)     Authorized Shares. The Securities and the shares of common stock of the Company issued in connection therewith and collateralizing the Note (the “Shares”) have been duly authorized and, when issued to Buyer, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

(d)     Securities Purchase Agreement.  This Agreement and the transactions contemplated hereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement, the Secured Convertible Promissory Note and the related Pledge and Security Agreement, when executed and delivered by the Company, will each be, a valid and binding agreement of the Company enforceable in accordance with their terms.

(e)     Non-contravention.  The execution and delivery of this Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) to its knowledge, order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein. The Company is not in violation of any material laws, governmental orders, rules, regulations or ordinances to which its  property, real, personal, mixed, tangible or intangible,  or its businesses related to such properties, are subject.

(f)     Approvals.  No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

(g)     SEC Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company has filed on a timely basis all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC under the Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents").  The Company, through its agent, has delivered to the Buyer true and complete copies of the SEC Documents (except for exhibits and incorporated documents).  The Company has not provided to the Buyer any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(h)     Absence of Certain Changes.  Since December 31, 2003, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company.

(i)     Full Disclosure.  There is no fact known to the Company (other than general economic conditions known to the public generally) or as disclosed in the documents referred to in Section 2(g), that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

4.        CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

(a)     Filings.  The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

(b)     Reporting Status.  So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act,  and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

5.        COVENANT TO REGISTER.

(a)     For purposes of this Section, the following definitions shall apply:

(i)

The terms "register," "registered," and "registration" refer to a registration under the 1933 Act, effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

(ii)

The term "Registrable Securities" means the Shares, and any securities of the Company or securities of any successor corporation issued as or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares.

(iii)

The term "holder of Registrable Securities" means the Buyer and any permitted assignee of registration rights pursuant to Section 5(g).

(b)         (i)

The Company shall file a registration statement on Form SB-2 with the Securities and Exchange Commission (“SEC”) with respect to the Registrable Securities and cause such registration statement to become effective prior to one hundred and eighty (180) days from the date hereof (the “Target Date”).  In the event that the Company is unable to cause the registration statement to become effective by the Target Date, or is otherwise in default of any of the terms of this Agreement, or the related Secured Convertible Promissory Note or Pledge and Security Agreement (herein the “Other Default”) the Company shall pay Purchaser, as liquidated damages, cash in an amount equal to 2% of the purchase price for the Securities for each thirty (30) day period following the Target Date until such time as the registration statement is declared effective, or, as the case may be, the Other Default is fully cured. Such payment shall be made to the Purchaser by cashier’s check or wire transfer in immediately available funds to such account as shall be designated in writing by the Purchaser.

(ii)

The Company may suspend the effectiveness of any registration effected pursuant to this Subsection (b) in the event and for such period of time as, such a suspension is required by the rules and regulations of the SEC.  The Company will use its best efforts to cause such suspension to terminate at the earliest possible date.

(c)     Whenever required under this Section 5 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(i)

Prepare and file with the SEC a registration statement or amendment thereto with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as provided in Section 5(b)(i) hereof, and keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement; provided, however, that in no event shall the Company be required to keep the Registration statement effective for a period greater than three (3) years from the Closing Date;

(ii)

Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such Registration statement and any amendments or supplements;

(iii)

Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus, including a preliminary prospectus, conforming with the requirements of the 1933 Act, copies of the registration statement any amendment or supplement to any thereof and any documents incorporated by reference therein, and such other documents as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities;

(iv)

Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities;

(v)

Notify each holder of Registrable Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

(d)     Upon request of the Company, each holder of Registrable Securities will furnish to the Company in connection with any registration under this Section such information regarding itself, the Registrable Securities and other securities of the Company held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities.

(e)

(i)

To the fullest extent permitted by law, the Company shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the 1933 Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the 1933 Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in strict conformity with information furnished by such indemnified party in writing specifically for use in the registration statement.

(ii)

In the event of any registration under the 1933 Act of Registrable Securities, each holder of such Registrable Securities hereby severally agrees to indemnity, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the 1933 Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the 1933 Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that such holders will be liable in any such case to the extent and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished by such holder specifically for use in the preparation thereof, and such Liability may in no event exceed the value of the Registrable Securities so registered.

(iii)

Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify such party shall not relieve such party from any Liability which it may have to the indemnified party other than under this Section and shall only relieve it from any Liability which it may have to the indemnified party under this Section if and to the extent an indemnifying party is materially prejudiced by such omission.  In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this Section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both parties and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to them which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(f)

(i)

With respect to the inclusion of Registrable Securities in a registration statement, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Company; provided, however, that any security holders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred by them in connection with such registration.

(ii)

The fees, costs and expenses of registration to be borne by the Company as provided in this Subsection (f) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified.  Subject to appropriate agreements as to confidentiality, the Company shall make available to the holders of Registrable Securities and their counsel its documents and personnel for due diligence purposes, provided that the fees and disbursements of counsel and accountants for the selling security holders shall be borne by the respective selling security holders.

(g)     The rights to cause the Company to register all or any portion of Registrable Securities pursuant to this Section 5 may be assigned by Buyer to a proper transferee or assignee as described herein.  Within a reasonable time after such transfer, the Buyer shall notify the Company of the name and address of such transferee or assignee, and the securities with respect to which such registration rights are being assigned.  Such assignment shall be effective only if, (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (subject to the purchase price of the shares being kept confidential by the Buyer and such transferee or assignee, (ii) the Company  is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, (B) the Registrable Securities with respect to which such registration rights are being assigned, (iii) following such transfer or assignment, the further disposition of the Registrable Securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time that the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the purchase agreement covering the transaction and (vi) such transferee shall be an “accredited investor”, as that term is defined in Rule 501 of Regulation D, promulgated under the 1933 Act.

6.        GOVERNING LAW:  MISCELLANEOUS.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.  A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.  This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.  This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.  This Agreement, and the related agreements referred to herein, contain the entire agreement of the parties with respect to the subject matter hereto, superceding all prior agreements, understandings or discussions.

7.        NOTICES.  Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given, (i) on the date delivered, (a) by personal delivery, or (b) if advance copy is given by fax, (ii) seven  business days after deposit in the United States Postal Service by regular or certified mail, or (iii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:

CAREDECISION CORP.

2660 Townsgate Road  #300

Westlake Village, CA  91361

Attention:  K. Berman

Telecopier No.: (805) 446-1983

BUYER:

PINNACLE INVESTMENT PARTNERS, L.P.

c/o Delta Asset Management, Inc.

40 Wall Street, 33rd Floor

New York, NY 10005

Attn: Mr. Chris Janish

Telecopier No.: (212) 480-9933

8.        SUCCESSORS AND ASSIGNS.   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the Company and Buyer have caused this Agreement to be executed by their duly authorized representatives on the date as first written above.

CAREDECISION CORP.

PINNACLE INVESTMENT PARTNERS, L.P.

By: PIP Management, Inc., General Partner

By:

By:  ___________________________________

Name:  _________________________

Name:  Chris Janish

Title:   President

Title:  President